Exhibit 99.1

DURECT CORPORATION

4,444,444 Shares

SUBSCRIPTION AGREEMENT

DURECT Corporation

2 Results Way

Cupertino, CA 95014

September 10, 2009

Ladies and Gentlemen:

Each undersigned entity (each an “Investor” and collectively the “Investors”) hereby confirms and agrees with you as follows:

1. This Subscription Agreement (this “Agreement”) is made as of the date set forth above between DURECT Corporation, a Delaware corporation (the “Company”) and the Investors.

2. The Company has authorized the sale and issuance of up to 4,444,444 shares (the “Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), for a purchase price of $2.25 per share (the “Offering”). The Offering and issuance of the Shares have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s Registration Statement on Form S-3 (No. 333-155042), including all amendments thereto, the exhibits and any schedules thereto, the documents otherwise deemed to be a part thereof or included therein by the rules and regulations of the Commission (the “Rules and Regulations”) and any registration statement relating to the Offering and filed pursuant to Rule 462(b) under the Rules and Regulations (collectively, the “Registration Statement”).

3. As of the Closing (as defined below) and subject to the terms and conditions hereof, the Company and the Investors agree that each Investor will purchase from the Company and the Company will issue and sell to each Investor the number of Shares listed opposite the Investor’s name on the Schedule of Investors attached hereto as Exhibit A. Certificates representing the Shares will not be issued to any Investor; instead, such Shares will be credited to the Investors using customary procedures for book-entry transfer through the facilities of The Depository Trust Company (“DTC”).

4. The completion of the purchase and sale of the Shares shall occur at a closing (the “Closing”) which, in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is expected to occur on or about September 18, 2009. At the Closing, (a) the Company shall cause its transfer agent to release to each Investor the Shares and (b) the aggregate purchase price will be delivered by or on behalf of the Investors to the Company. The Investors shall settle via Deposit/Withdrawal At Custodian (“DWAC”) and the provisions set forth in Exhibit B hereto shall be incorporated herein by reference as if set forth fully herein.

5. The Company has filed with the Securities and Exchange Commission (the “Commission”) a prospectus (the “Base Prospectus”) and will promptly file a final prospectus supplement (collectively with the Base Prospectus, the “Prospectus”) with respect to the Registration Statement in conformity with the Securities Act, including Rule 424(b) thereunder. The Company will cause to be delivered or made available a copy of the Prospectus to the Investors prior to Closing and the Investors hereby consent to the receipt of the Company’s Prospectus in portable document format, or .pdf, via e-mail.

6. At or prior to the Applicable Time (as defined below), the Company had prepared the following information (collectively, the “Time of Sale Information”): (a) the Base Prospectus and (b) each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Annex A hereto. “Applicable Time” means 4:30 P.M., Pacific Daylight Time, on September 10, 2009.

7. The obligations of the Company and the Investors to complete the transactions contemplated by this Agreement shall be subject to the following:

(a) The Company’s obligation to issue and sell the Shares to the Investors shall be subject to: (i) the receipt by the Company of the purchase price for the Shares being purchased hereunder as set forth on the signature page hereto and (ii) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing Date.

(b) The Investors’ obligations to purchase the Shares will be subject to the condition that the representations and warranties made by the Company shall be true and correct as of the Closing Date.

8. The Company makes the following representations, warranties and covenants to the Investors:

(a) Valid Existence and Good Standing of the Company. The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company taken as a whole or on the performance by the Company of its obligations under this Agreement (a “Material Adverse Effect”).

(b) Execution and Delivery of the Agreement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

(c) Press Release. The Company shall (i) before 8:30 A.M., New York City time, on September 11, 2009, issue a press release, disclosing all material aspects of the transactions contemplated hereby, (ii) on September 11, 2009, file with the Commission a Current Report on Form 8-K, disclosing the material terms and conditions of the transactions contemplated hereby and (iii) make such other filings and notices in the manner and time required by the Commission with respect to the transactions contemplated hereby. The Company shall not publicly disclose the name of the Investors, or include the name of the Investors in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of the Investors, except (x) as required by U.S. federal securities law or trading market regulations, in which case the Company shall provide the Investors with prior notice thereof or (y) for disclosures consistent with prior disclosures that have been approved by the Investors in accordance with this paragraph.

(d) No Disclosure of Material Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by this Agreement, neither the Company, nor any other Person acting on the Company’s behalf has provided or will knowingly provide any Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that the Investors shall rely on this Section 8(d) in effecting transactions in securities of the Company.

(e) Time of Sale Information. The Time of Sale Information, at the Applicable Time, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. No order preventing or suspending the use of any of the Time of Sale Information has been issued by the Commission.

(f) Issuer Free Writing Prospectus. The Company (including its agents and representatives) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Shares (each such communication by the Company or its agents and representatives, an “Issuer Free Writing Prospectus”) other than the documents listed on Annex A hereto. Each such Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the offer and sale of the Shares did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Time of Sale Information or the Prospectus.

(g) S-3 Eligibility. At the earliest time after the filing of the Registration Statement that the Company made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares, the Company was not an “ineligible issuer” as defined in Rule 405 under the Securities Act.

(h) Registration Statement and Prospectus. The Registration Statement has been declared effective by the Commission. The Company has filed with the Commission, the Registration Statement on such form, including the Base Prospectus, for registration under the Securities Act of the offering and sale of the Shares. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering has, to the knowledge of the Company, been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are no contracts or documents which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits thereto which have not been so described and filed as required.

(i) Incorporated Documents. The documents incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Information, when they become effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable.

(j) Capitalization. The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

(k) Authorization and Valid Issuance of the Shares. The Shares to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

(l) Further Offerings. The Company shall not sell, offer for sale or solicit offers to buy any security (as defined in Section 2 of the Securities Act) in a transaction that would be (i) integrated with the offer or sale of the Shares for purposes of the rules and regulations of the Nasdaq Global Market and (ii) would require approval of the Company’s stockholders prior to the closing of such other transaction, unless such stockholder approval is obtained before the closing of such other transaction.

(m) No Conflicts. The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company that is material to the Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company.

(n) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement, the issuance by the Company of any of the Shares or the consummation of any of the transactions contemplated by this Agreement, except for such additional steps as may be required by the Financial Industry Regulatory Authority (“FINRA”), the registration of the offer and sale of the Shares under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws.

(o) No Governmental Proceedings. There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company is a party or to which any of the properties of the Company is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(p) Compliance with Applicable Laws; Authorizations. The Company is and at all times has been in material compliance with all statutes, rules and regulations applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by or for the Company (“Applicable Laws”), and has not received any Form 483 from the U.S.

Food and Drug Administration (the “FDA”), notice of adverse finding, warning letter, untitled letter or other correspondence or notice from any court or arbitrator or governmental or regulatory authority or third party alleging or asserting material noncompliance with any Applicable Laws or any licenses, exemptions, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”). The Company possesses all material Authorizations required for the operation of its business as currently conducted and such Authorizations are valid and in full force and effect and the Company is not in violation of any term of any such Authorizations, except for violations that, individually or in the aggregate have not had, and would not reasonably be expected to have, a Material Adverse Effect.

(q) Clinical Trials. The descriptions in the Registration Statement and the Prospectus of the design, status and results of clinical and pre-clinical trials conducted by or on behalf of or sponsored by the Company, or in which the Company have participated, are accurate and complete in all material respects and fairly present the data derived from such trials and the Company has no knowledge of any other trials the results of which are inconsistent with or otherwise call into question the results described or referred to in the Registration Statement and the Prospectus, taken as a whole; the Company has operated and is currently in compliance in all material respects with all applicable statutes, rules, regulations and policies of the FDA and comparable drug regulatory agencies outside of the United States to which it is subject (collectively, the “Regulatory Authorities”) and all clinical trials have been conducted in accordance with good clinical practices and standard medical and scientific research procedures; and the Company has not received any notices, correspondence or other communication from the Regulatory Authorities or any other governmental agency which could reasonably lead to the early termination or suspension of any ongoing clinical trials or pre-clinical studies that are described in the Registration Statement and the Prospectus or the results of which are referred to in the Registration Statement and the Prospectus and, to the Company’s knowledge, there are no reasonable grounds for the same, including on the basis of pending or submitted safety reports concerning products manufactured or distributed by or for the Company.

(r) PTO Matters. The Company has duly and properly filed or caused to be filed with the United States Patent and Trademark Office (the “PTO”) and foreign and international patent authorities all patent applications owned or exclusively licensed by the Company related to the Company’s programs disclosed in the Prospectus as well as the Company’s periodic reports and other information incorporated by reference therein (the “Company Patent Applications”), except for such improper filings and failures to file that individually or in the aggregate have not had, and would not reasonably be expected to have, a Material Adverse Effect. To the knowledge of the Company, the Company has complied with the PTO’s duty of candor and disclosure and best mode requirement for the Company Patent Applications, and all other requirements for patentability and enforceability of any resultant patents, and has made no material misrepresentation in the Company Patent Applications. To the knowledge of the Company, the Company has complied with the relevant foreign filing requirements underlying patentability and enforceability of any resultant patents for the Company Patent Applications pending in countries outside the United States. To the Company’s knowledge, there is no information material to a determination of patentability regarding the Company Patent Applications not called to the attention of the PTO or similar foreign authority. To the Company’s knowledge, there is no information not called to the attention of the PTO or similar foreign authority which would preclude the grant of a patent for the Company Patent Applications. The Company has no knowledge of any information which would preclude the Company from having clear title to the Company Patent Applications.

(s) No Material Adverse Change. Since January 1, 2009, no event or events have occurred, and no circumstance or circumstances exist or have existed, that individually or in the aggregate have had or would reasonably be expected to have a Material Adverse Effect.

(t) Intellectual Property. Except as described in the Prospectus, to the Company’s knowledge, it owns or possesses all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by it in connection with the business now operated by it, and the Company has not received any notice of infringement or of conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

(u) Financial Statements. The consolidated financial statements included or incorporated by reference in the Prospectus, together with related schedules and notes, present fairly the consolidated financial position, results of operations and changes in financial position of the Company on the basis stated therein at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Prospectus are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

(v) Solvency. On and immediately after the Closing Date, the Company (after giving effect to the issuance of the Shares as described in the Time of Sale Information) will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Company is not less than the total amount required to pay the liabilities of the Company on its total existing debts and liabilities (including contingent liabilities) as they become due and matured; (ii) the Company is able to realize upon their assets and pay their debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance of the Shares as contemplated by this Agreement and the Time of Sale Information, the Company is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature; and (iv) the Company is not engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company is engaged.

(w) Legal Proceedings. Except as described in the Registration Statement, the Time of Sale Information and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company is or may be a party or to which any property of the Company is or may be the subject that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement; no such investigations, actions, suits or proceedings are, to the knowledge of the Company, threatened or contemplated by any governmental or regulatory authority or threatened by others; and there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Registration Statement that are not so described in the Registration Statement, the Time of Sale Information and the Prospectus.

(x) Use of Proceeds. The Company will apply the net proceeds from the sale of the Shares as described in the Registration Statement and the Prospectus under the heading “Use of Proceeds.”

(y) No Broker’s Fees. The Company is not a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

(z) Exchange Listing. As of the date hereof, the Shares have been approved for listing on the NASDAQ Global Market, subject to official notice of issuance. Except as described in the Registration Statement, the Time of Sale Information and the Prospectus, the Company has not (i) taken, directly or indirectly, any action designed to, or that could reasonably be expected to have the effect of, terminating the registration of the Shares under the Exchange Act or the quotation of the Shares on the Nasdaq Global Market or (ii) received any notification that the Commission, the Nasdaq Global Market is contemplating terminating such registration or quotation.

9. Each Investor makes the following representations, warranties and covenants to the Company:

(a) Information and Sophistication. The Investor represents that (i) it has received or had full access to the Base Prospectus as well as the Company’s periodic reports and other information incorporated by reference therein, prior to or in connection with its receipt of this Agreement, (ii) it is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities representing an investment decision like that involved in the purchase of the Shares, (iii) it is able to fend for itself in the transaction contemplated hereby, (iv) it has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment and (v) it does not have any agreement or understanding, directly or indirectly, with any person or entity to distribute any of the Shares.

(b) Authorization. The Investor has the requisite power to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Investor and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Investor. This Agreement has been executed by the Investor and, when delivered in accordance with the terms hereof, will constitute a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c) Independent Advisors. The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

(d) No Conflicts. The making, execution and performance of this Agreement by the Investor and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) the charter, bylaws or other organizational documents of such Investor, as applicable, or (ii) any law, order, rule, regulation, writ, injunction, judgment or decree of any court, administrative agency, regulatory body, government or governmental agency or body, domestic or foreign, having jurisdiction over such Investor or its properties, except for any conflict, breach, violation or default which is not reasonably likely to have a material adverse effect on such Investor’s performance of its obligations hereunder or the consummation of the transactions contemplated hereby.

(e) No Short Sales. Neither the Investor nor any Person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor has, directly or indirectly, engaged in (i) any Short Sales involving the Company’s securities since the date that is the tenth trading day prior to the date of this Agreement, or (ii) engaged in any transactions in the securities of the Company since the time that the Investor and the Company were first in contact with one another with respect to the transactions contemplated hereby. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers. The Investor covenants that neither it, nor any Person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.

(f) Certain Relationships. The Investor represents that, except as set forth below, (i) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (ii) it is not a member of the Financial Industry Regulatory Authority (formerly known as the National Association of Securities Dealers) or an Associated Person (as such term is defined under FINRA Membership and Registration Rules Section 1011) as of the date hereof and (iii) neither it nor any group of investors (as identified in a public filing made with the Commission) of which it is a member, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible or exercisable for Common Stock) or voting power of the Company on a post-transaction basis. Exception: Venrock Associates IV, L.P., Venrock Partners, L.P., and Venrock Entrepreneurs Fund IV, L.P. (the “Venrock IV Entities”) collectively own approximately 12% of the outstanding voting securities of Pipeline Trading Systems, Inc., which is the sole owner of Pipeline Trading Systems, LLC, a FINRA member. The Venrock IV Entities are affiliates of the Investors.

10. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations, warranties and covenants made by the Company and the Investors herein will survive the execution of this Agreement, the delivery to the Investors of the Shares being purchased and the payment therefor.

11. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investors.

12. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

13. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

14. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

15. This Agreement may be executed in counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when counterparts have been signed by each party hereto and delivered to the other party.

COMPANY:

DURECT CORPORATION

By:
Print Name:	James E. Brown
Title:	President & CEO

INVESTORS:

VENROCK HEALTHCARE CAPITAL PARTNERS, LP

By its General Partner, VHCP Management, LLC

Signature:
Name:	Anders Hove
Title:	Managing Member

VHCP CO-INVESTMENT HOLDINGS, LLC

By its Manager, VHCP Management, LLC

Signature:
Name:	Anders Hove
Title:	Managing Member

The sale of Shares was made pursuant to a registration statement or in a transaction in which a final prospectus would have been required to have been delivered in the absence of Rule 172 promulgated under the Securities Act.

EXHIBIT A

SCHEDULE OF INVESTORS

INVESTOR	NUMBER OF SHARES	AGGREGATE PURCHASE PRICE
Venrock Healthcare Capital Partners, LP	3,757,159	$8,453,607.75
VHCP Co-Investment Holdings, LLC	687,285	$1,546,391.25
TOTAL	4,444,444	$9,999,999

Exhibit A

EXHIBIT B

DTC/DWAC DETAILS

Delivery by electronic book-entry at The Depository Trust Company (“DTC”), registered in the Investors’ names and addresses as set forth on the signature page of the Agreement to which this Exhibit B is attached, and released by Computershare, the Company’s transfer agent (the “Transfer Agent”), to the Investors at the Closing.

Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained)	Merrill Lynch
DTC Participant Number	27790
Name of Account at DTC Participant being credited with the Shares	Venrock Healthcare Capital Partners LP
Account Number at DTC Participant being credited with the Shares	852-07755

Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained)	Merrill Lynch
DTC Participant Number	27790
Name of Account at DTC Participant being credited with the Shares	Venrock Co-Investment Holdings LLC
Account Number at DTC Participant being credited with the Shares	852-07754

AT OR PRIOR TO THE CLOSING, THE INVESTORS SHALL:

(I)	DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE SHARES ARE MAINTAINED TO SET UP A DEPOSIT/WITHDRAWAL AT CUSTODIAN (“DWAC”) ON THE CLOSING DATE INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE SHARES, AND

(II)	REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SECURITIES BEING PURCHASED BY THE INVESTOR TO AN ACCOUNT SPECIFIED BY THE COMPANY IN WRITING.

Exhibit B

ANNEX A

FREEWRITING PROSPECTUSES OF THE COMPANY

Subscription Agreement dated September 10, 2009

ANNEX A